Prospectus Supplement	November 8, 2012

Putnam VT George Putnam Balanced Fund Prospectuses dated April 30, 2012

The sub-section Portfolio managers in the section Fund summary or Fund summaries and the table containing biographical information of the portfolio managers of Putnam VT George Putnam Balanced Fund in the sub-section Portfolio managers in the section Who oversees and manages the fund? or Who oversees and manages the funds? are supplemented to reflect that the fund’s portfolio managers are now David Calabro and Kevin Murphy.

Mr. Murphy joined the fund in November 2012. From 1999 to present, he has been employed by Putnam Management, currently as a Portfolio Manager and previously as a TeamLeader, High Credit Grade.

Additional information regarding the other portfolio manager, including his business experience during the last five years, is set forth in the prospectuses.

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